EXHIBIT 4.1

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     NUMBER                        [GRAPHIC]                       SHARES
     0001                                                         --750--
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                          KIDEO PRODUCTIONS, INC.
                          (a Delaware corporation)

                          SERIES A 6% CONVERTIBLE PARTICIPATING PREFERRED STOCK par value $.0001 per share
                          Liquidation value $1,000.00 per share

This Certifies that Sellet Marketing Corp. __________________ is the owner of SEVEN HUNDRED FIFTY ___________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized [ILLEGIBLE] upon surrender of this Certificate properly endorsed.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated May    , 1997


Secretary: /s/ Robert J. Riscica          President: /s/ Richard L. Bulman
           -------------------------                 --------------------------

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THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO KIDEO PRODUCTIONS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

   TEN COM -- as tenants in common   UNIF GIFT MIN ACT - Custodian       (Minor)
                                      under Uniform Gifts to Minors Act  (State)
   TEN ENT -- as tenants by the
               entireties

   JT TEN  -- as joint tenants with
               right of survivorship
               and not as tenants in
               common

                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
                                          IDENTIFICATION NUMBER OF ASSIGNEE
For value received, the undersigned     ______________________________________
hereby sells, assigns and transfers
unto
                                        ______________________________________

______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints ____________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________

       In presence of                        ----------------------------------

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NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration of enlargement, or any change whatever.